UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street			77 Beale Street
P.O. Box 770000			P.O. Box 770000
San Francisco,	California	94177	San Francisco,	California	94177
(Address of principal executive offices) (Zip Code)			(Address of principal executive offices) (Zip Code)
415	973-1000		415	973-1000
(Registrant’s telephone number, including area code)			(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providedpursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 2.02 Results of Operations and Financial Condition

On May 1, 2020, PG&E Corporation issued a press release reporting its financial results and the financial results of its subsidiary, Pacific Gas and Electric Company (the “Utility”), for the quarter ended March 31, 2020. The press release is attached as Exhibit 99.1 to this report. A slide presentation, which includes supplemental information relating to PG&E Corporation and the Utility, is attached as Exhibit 99.2 to this report. The Exhibits will be posted on PG&E Corporation’s website at http://investor.pgecorp.com.

The information included in Items 2.02, 7.01 and 9.01 of this Current Report on Form 8-K is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on January 29, 2019, PG&E Corporation the Utility filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California. PG&E Corporation’s and the Utility’s Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”).

Also as previously disclosed, on October 4, 2019, the California Public Utility Commission (the “CPUC”) issued an Order Instituting Investigation to consider the ratemaking and other implications that will result from the confirmation of a plan of reorganization and other regulatory approvals necessary to resolve the Chapter 11 Cases (the “Chapter 11 Proceedings OII”).

Board Change Process

As previously disclosed, in connection with the Chapter 11 Proceedings OII, PG&E Corporation and the Utility committed to a substantial change in the makeup of the boards of directors (the “Boards”) of PG&E Corporation and the Utility related to their emergence from Chapter 11.

PG&E Corporation has determined that three of its current directors, Cheryl F. Campbell, William L. Smith and John M. Woolard, will continue on the Boards post-refreshment. Additionally, Andrew M. Vesey will remain Utility CEO and President and a director on the Utility Board.

The remaining directors will step down from the Boards in connection with the emergence of PG&E Corporation and the Utility from Chapter 11.

Director Resignation

On April 29, 2020, Jeffrey L. Bleich, a member of the Boards and chair of the Utility Board, notified PG&E Corporation and the Utility of his decision to resign from the Boards of PG&E Corporation and the Utility, effective as of May 1, 2020, to assume a position at another company. Mr. Bleich’s resignation does not involve any disagreement on any matter relating to PG&E Corporation’s or the Utility’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure

Exhibits

The information included in the Exhibits to this report is incorporated by reference in response to this Item 7.01, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the CPUC and the Federal Energy Regulatory Commission (FERC) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://

investor.pgecorp.com, under the “PG&E Progress,” “Chapter 11,” “Wildfire Updates” and “News & Events: Events & Presentations” tabs, respectively, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits
(d)
Exhibits

The following Exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1	Press release dated May 1, 2020
Exhibit 99.2	Slide presentation dated May 1, 2020

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including expected management changes. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Corporation’s and the Utility’s annual report on Form 10-K for the year ended December 31, 2019 and their subsequent reports filed with the SEC. Additional factors include, but are not limited to, those associated with the Chapter 11 cases of PG&E Corporation and the Utility that commenced on January 29, 2019. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ JASON P. WELLS
Dated:	May 1, 2020	Jason P. Wells Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ DAVID S. THOMASON
Dated:	May 1, 2020	David S. Thomason Vice President, Chief Financial Officer and Controller